Van Wagoner Funds

Small-Cap Growth Fund
Growth Opportunities Fund
Emerging Growth Fund
Post-Venture Fund
Technology Fund
Mid-Cap Growth Fund

SUPPLEMENT DATED MAY 15, 2008 TO THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION DATED APRIL 11, 2008

New Developments and Important News for Shareholders

This Supplement updates certain information contained in the Van Wagoner Funds' Prospectus and Statement of Additional Information dated April 11, 2008 (as initially supplemented on May 1, 2008). You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

The Board continues to work to implement important changes for the Funds. Since the date of the Prospectus, the Board has considered and approved new arrangements for most Funds, as outlined below. The information below updates and supersedes information in the Prospectus about the Funds' new advisory arrangements, and their proposed future investment programs. Shareholders will receive proxy materials seeking approval of aspects of the revised plan outlined below, and other matters:

•  Small-Cap Growth Fund and Growth Opportunities Fund would reorganize into Emerging Growth Fund;

•  Van Wagoner Capital Management, Inc. ("VWCM") would serve as investment adviser to Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund;

•  Husic Capital Management ("Husic") would serve as subadviser to Emerging Growth Fund, Post-Venture Fund and Technology Fund;

•  Mid-Cap Growth Fund would operate as a "fund of funds" by investing primarily in shares of other investment companies.

The new advisory arrangements, if approved by shareholders, also impact the Funds' proposed future investment programs. If the necessary proposals are approved by shareholders at upcoming meetings, the Funds would have the following advisory arrangements and investment strategies:

Fund	Current Adviser	Proposed Advisory Structure (if approved by shareholders)	New Strategy
Small-Cap Growth Fund	VWCM	*	*

Growth Opportunities Fund	VWCM	*	*

Emerging Growth Fund	VWCM	Adviser: VWCM Subadviser: Husic	Small-Cap Growth

Post-Venture Fund	None**	Adviser: VWCM Subadviser: Husic	Large Cap Growth

Technology Fund	None**	Adviser: VWCM Subadviser: Husic	Concentrated Growth

Mid-Cap Growth Fund	None**	Adviser: VWCM	Fund of Funds

* Small-Cap Growth Fund and Growth Opportunities Fund would, if approved by their shareholders, reorganize into Emerging Growth Fund and would, as part of that Fund, have VWCM as its investment adviser, Husic as its subadviser and follow a small-cap growth strategy.

** The Fund's Officers and Board of Directors currently oversee the Fund's investment program without compensation.

Please see below in this supplement for where to look for more information about your Fund's new advisory arrangements and its proposed future investment program. More information about the proposed advisory arrangements and agreements will be available in proxy materials circulated in connection with shareholder meetings called to approve the new advisory arrangements and other matters.

The new arrangements discussed above differ from what was contemplated on the date of the Prospectus and Statement of Additional Information, and (except where noted below) the information below supersedes and replaces information about the Funds' proposed subadvisers appearing in the Prospectus and Statement of Additional Information. Information about Husic, the portfolio manager who would be responsible for managing the Emerging Growth Fund, Post-Venture Fund and Technology Fund, and certain performance information for composites managed by Husic is provided in this supplement below under "Information About the Proposed Subadviser – Husic Capital Management." Insight Capital Research & Management, Inc. ("Insight") will not act as subadviser to Small-Cap Growth Fund, Emerging Growth Fund or Technology Fund. Accordingly, you should disregard all descriptions and references to Insight (including related performance information). The information below supersedes and replaces, in its entirety, the information in the Prospectus under "Information About the Proposed Subadvisers."

For the Small-Cap Growth Fund and Growth Opportunities Fund, the Board has approved, subject to shareholder approval, the reorganization of these Funds into the Emerging Growth Fund. Further information about these reorganizations, including a combined proxy statement/prospectus relating to the proposed reorganizations, will be provided to shareholders of the Small-Cap Growth Fund and Growth Opportunities Fund in connection with the shareholder meetings. VWCM currently serves as these Funds' investment adviser, and would continue to do so if the reorganizations are not approved. New advisory arrangements and new investment programs are no longer proposed for these Funds in light of the reorganization proposals.

None of these developments impact the Funds' current advisory arrangements or their current investment programs, as described in the Prospectus and Statement of Additional Information, which will continue unchanged until action is taken and approved by shareholders.

Where Should You Look For Relevant Information About Your Fund?

If you are a shareholder of Small-Cap Growth Fund, you should disregard the information in the Prospectus under "Small-Cap Growth Fund – New Developments Impacting the Small-Cap Growth Fund," including the information discussing this Fund's proposed future investment program. You will receive further information concerning a proposed reorganization of your Fund into the Emerging Growth Fund, which you will be asked to consider and approve at an upcoming special meeting of shareholders. If the proposed reorganization is approved by shareholders, you would become an investor in the Emerging Growth Fund. Husic would (if approved by shareholders of the Emerging Growth Fund) serve as subadviser to the Emerging Growth Fund and implement that Fund's investment program. Thus, you also may wish to review information about the Emerging Growth Fund set forth below. VWCM currently serves as the Small-Cap Growth Fund's investment adviser, and would continue to do so if the reorganization is not approved.

* * * * * * * *

If you are a shareholder of Growth Opportunities Fund, you should disregard the information in the Prospectus under "Growth Opportunities Fund – New Developments Impacting the Growth Opportunities Fund," including the information discussing this Fund's proposed future investment program. You will receive further information concerning a proposed reorganization of your Fund into the Emerging Growth Fund, which you will be asked to consider and approve at an upcoming special meeting of shareholders. If the proposed reorganization is approved by shareholders, you would become an investor in the Emerging Growth Fund. Husic would (if approved by shareholders of the Emerging Growth Fund) serve as subadviser to the Emerging Growth Fund and implement that Fund's investment program. Thus, you also may wish to review information about the Emerging Growth Fund set forth below. VWCM currently serves as the Growth Opportunities Fund's investment adviser, and would continue to do so if the reorganization is not approved.

* * * * * * * *

If you are a shareholder of Emerging Growth Fund, the information in the Prospectus under "Emerging Growth Fund – New Developments Impacting the Emerging Growth Fund" is changed by updating references to this Fund's subadviser to Husic, since Husic is now your proposed subadviser. For certain performance information for the relevant composite of accounts managed by Husic with substantially similar objectives, policies, strategies and risks to those Husic would use for the Fund, see below in this supplement under "Information About the Proposed Subadviser – Small-Cap Growth Strategy." This information is not the historical performance of the Fund and is no guarantee of future results. You should also read and understand the important information contained in the paragraphs before the composite and in the footnotes to the composite.

In addition, the discussion of Emerging Growth Fund's future proposed investment program (if new advisory arrangements are approved for the Fund) has been superseded and replaced in its entirety. If shareholders approve the new advisory arrangements proposed for the Fund, its investment program would change, and it is expected that it would follow the strategies described below, and the Fund would be subject to the main risks described below:

Main Strategies (if new advisory arrangements are approved):

The Fund invests primarily in common stocks of growth companies that, at the time of purchase, have market capitalizations between the smallest and largest companies in the Russell 2000 Growth Index. The Fund may continue to hold securities of companies whose market capitalizations fall outside this range as a result of market action after a security's purchase. The Fund invests in securities of companies that have the potential for above average long-term growth.

The Fund invests in securities of companies that have the potential for above-average long-term growth. The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources. The subadviser looks for these growth opportunities in every industry. The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes. As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks. The subadviser seeks to identify fundamental or secular changes at companies or within an industry early. Target investments are companies that, in the subadviser's opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants. These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund's performance.

Main Risks (if new advisory arrangements are approved):

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go down. This may occur because the value of the investments in which the Fund invests is falling. Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies. We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change. The sectors of the stock market in which the Fund invests are particularly volatile. The value of your Fund shares will fluctuate and you could lose money, especially when the Fund's investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks. The Fund invests its assets in the securities of small- and, at times, mid-sized companies. When small-cap or growth investing is out of favor, the Fund's share price may decline even though the companies the Fund holds have sound fundamentals. The prices of small companies' securities are generally more volatile than the prices of large companies' securities. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management. There may be less information available about small-cap companies, and small-cap companies may be more difficult to value than larger companies. They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Because small companies may have fewer shares of stock outstanding, the ability to trade their securities may be affected by a lack of buyers and sellers in these stocks. Some of the securities held by the Fund may be difficult or impossible to sell at the time and price desired by the subadviser. Accordingly, the Fund may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. This lack of liquidity increases the Fund's risk to adverse market movements in the prices of these stocks.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund's net asset value and total return – namely increased volatility – than would be the case in a diversified fund holding a larger number of securities. Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund holds a smaller number of individual securities, its holdings may, from time to time, be concentrated in a particular industry. Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments in multiple companies in a particular industry increase the Fund's exposure to risks of the particular industry and may increase the Fund's volatility.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds. High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund's investment strategies and risks, the Fund's benchmark would change to the Russell 2000® Growth Index.

Finally, shareholders of Emerging Growth Fund will be asked to consider, at upcoming meetings, proposals to reclassify the Fund as non-diversified and to eliminate fundamental investment limitations related to diversification requirements and industry concentration limits.

* * * * * * * *

If you are a shareholder of Post-Venture Fund, none of the changes discussed above impact your Fund's proposed advisory arrangements. The information in the Prospectus under "Post-Venture Fund – New Developments Impacting the Post-Venture Fund," including the information discussing this Fund's proposed future investment program, remains the same. For certain performance information for the relevant composite of accounts managed by Husic with substantially similar objectives, policies, strategies and risks to those Husic would use for the Fund, see below in this supplement under "Information About the Proposed Subadviser – Husic Large Cap Growth Strategy." This information is not the historical performance of the Fund and is no guarantee of future results. You should also read and understand the important information contained in the paragraphs before the composite and in the footnotes to the composite.

Shareholders of Post-Venture Fund will be asked to consider, at upcoming meetings, proposals to reclassify the Fund as non-diversified and to eliminate fundamental investment limitations related to diversification requirements and industry concentration limits.

* * * * * * * *

If you are a shareholder of Technology Fund, the information in the Prospectus under "Technology Fund – New Developments Impacting the Technology Fund" is changed by updating references to this Fund's subadviser to Husic, since Husic is now your proposed subadviser. For certain performance information for the relevant composite of accounts managed by Husic with substantially similar objectives, policies, strategies and risks to those Husic would use for the Fund, see below in this supplement under "Information About the Proposed Subadviser – Husic Concentrated Growth Strategy." This information is not the historical performance of the Fund and is no guarantee of future results. You should also read and understand the important information contained in the paragraphs before the composite and in the footnotes to the composite.

In addition, the discussion of Technology Fund's future proposed investment program (if new advisory arrangements are approved for the Fund) has been superseded and replaced in its entirety. If shareholders approve the new advisory arrangements proposed for the Fund, its investment program would change, and it is expected that it would follow the strategies described below, and the Fund would be subject to the main risks described below:

Main Strategies (if new advisory arrangements are approved):

The Fund invests primarily in common stocks. The subadviser uses an unleveraged U.S. equity long-only strategy that utilizes a time-tested approach to building concentrated portfolios (typically 20-25 holdings). The Fund invests in companies of all sizes.

The Fund invests in securities of companies that have the potential for above average long-term growth. The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources. The subadviser looks for these growth opportunities in every industry. The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes. As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks. The subadviser seeks to identify fundamental or secular changes at companies or within an industry early. Target investments are companies that, in the subadviser's opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants. These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund's performance.

Main Risks (if new advisory arrangements are approved):

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go down. This may occur because the value of the investments in which the Fund invests is falling. Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies. We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change. The sectors of the stock market in which the Fund invests are particularly volatile. The value of your Fund shares will fluctuate and you could lose money, especially when the Fund's investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks. The Fund invests its assets in the securities of companies that may be developing or changing. When growth investing is out of favor, the Fund's share price may decline even though the companies the Fund holds have sound fundamentals. There may be less information available about companies, and the companies may be more difficult to value, where the company is undergoing significant change. They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund's net asset value and total return – namely increased volatility – than would be the case in a diversified fund holding a larger number of securities. Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund holds a smaller number of individual securities, its holdings may, from time to time, be concentrated in a particular industry. Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments in multiple companies in a particular industry increase the Fund's exposure to risks of the particular industry and may increase the Fund's volatility.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds. High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund's investment strategies and risks, the Fund's benchmark would change to the Russell 3000® Growth Index.

Finally, shareholders of Technology Fund will be asked to consider, at upcoming meetings, proposals to reclassify the Fund as non-diversified and to eliminate fundamental investment limitations related to diversification requirements and industry concentration limits.

* * * * * * * *

If you are a shareholder of Mid-Cap Growth Fund, none of the changes discussed above impact your Fund's proposed advisory arrangements. The information in the Prospectus under "Mid-Cap Growth Fund – New Developments Impacting the Mid-Cap Growth Fund," including the information discussing this Fund's proposed future investment program, remains the same.

* * * * * * * *

As noted above, the information in the Prospectus under "Information About the Proposed Subadvisers" has been superseded and replaced, in its entirety, with the following:

Information About the Proposed Subadviser

Husic Capital Management

Husic Capital Management, located at One Front Street, 36th Floor, San Francisco, California 94111, would, if approved by shareholders, provide investment subadvisory services to the Emerging Growth Fund, Post-Venture Fund and Technology Fund, subject to the supervision of the Adviser and the Board. Husic is a California limited partnership formed in 1986 specializing in a growth equity style for many institutional and high-net worth clients. Husic actively manages small-, mid-, large- and all-cap portfolios, as well as market-neutral, classic hedge and concentrated growth portfolios. The Husic investment team is headed by Frank Husic. Husic's general partner is Frank J. Husic & Company, a California corporation. Mr. Husic is Husic's sole limited partner, and also controls Frank J. Husic & Company.

The Portfolio Manager at Husic who would be responsible for providing investment services to the Funds subadvised by Husic are:

Frank J. Husic
Managing Partner and Chief Investment Officer

Frank J. Husic formed Husic in 1986 and has 35 years of industry experience. As Managing Partner and Chief Investment Officer, he oversees all investment activities for the firm. Previously, Mr. Husic was Senior Vice President and Director of Alliance Capital Management. He was also President and Portfolio Manager of the Alliance Technology Fund and the Alliance International Technology Fund. Mr. Husic earned a B.S. in Mathematics from Youngstown State University, a M.S. in Industrial Administration from Carnegie-Mellon University and a M.A. in Economics from the University of Pennsylvania.

The following tables contain certain performance information for composites managed by Husic. The composites consist of all discretionary, fee-paying accounts managed by Husic with substantially similar objectives, policies, strategies and risks to those that Husic would, if approved by shareholders, use for the Emerging Growth Fund (the "Small-Cap Growth Strategy"), the Post-Venture Fund (the "Large Cap Growth Strategy") and the Technology Fund (the "Concentrated Growth Strategy"). Please see the footnotes to the tables below for more information about the selection criteria used for each composite. The annual return data are presented for each calendar year since the inception of the composite (January 1, 1989 for the Small-Cap Growth Strategy, January 1, 2000 for the Large Cap Growth Strategy and October 1, 1999 for the Concentrated Growth Strategy), as well as year-to-date information through March 31, 2008. Average annual total returns are presented for the one-, three-, and five-year periods ended March 31, 2008 and since inception for each composite.

The performance information is limited and may not reflect performance in all economic cycles. The private accounts in the composite were not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as the Funds, including those under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the private accounts in the composites.

The composite performance information below is presented: (i) reflecting deduction ("net") of representative management fees, as described in the footnotes to the tables, and (ii) before ("gross" of) advisory fees, custody charges, withholding taxes and other indirect expenses that may be applicable to the Funds, but after commissions and trading expenses. The representative management fees shown below are those of the accounts in the applicable composite and are not the same as the Funds' expenses. It is expected that the Funds' expenses would be higher than the representative fees shown below; if the table below reflected expenses of the Funds, performance would be lower.

This performance information is not the historical performance of the Emerging Growth Fund, the Post-Venture Fund or the Technology Fund. Past performance is no guarantee of future results, and the past performance of Husic's composites is not indicative of the future performance of the Funds.

Husic Small-Cap Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	10-Years	Inception(1)
HCM Small-Cap Growth Composite – Net	2.3	14.5	24.5	10.1	12.9
HCM Small-Cap Growth Composite – Gross	3.2	15.5	25.5	11.0	13.7
Russell 2000® Growth Index	-8.9	5.7	14.2	1.8	7.4

(1) Since inception: 1/1/89

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
HCM Small Cap Growth Composite – Net	14.9	23.2	18.2	3.3	85.7	-38.9	-19.4	-20.2	96.9	28.8
HCM Small Cap Growth Composite – Gross	15.9	24.2	19.2	4.0	87.1	-38.6	-18.8	-19.6	98.3	29.5
Russell 2000® Growth Index	7.1	13.4	4.2	14.3	48.5	-30.3	-9.2	-22.4	43.1	1.2

For the three-month period ended March 31, 2008, returns were:

HCM Small-Cap Growth Composite – Net	-8.7%
HCM Small-Cap Growth Composite – Gross	-8.5%
Russell 2000® Growth Index	-12.8%

Sources: Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation – The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite. The Composite was created on January 1, 2000. The returns are presented for the performance periods from January 1, 1989 (inception of Composite) through March 31, 2008 and are outlined in the notes below. Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all tax-exempt portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 2000® Growth Index. This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns. The minimum account size required to be included in the Composite is $5 million. As of March 31, 2008, the Composite contains five or fewer accounts and total Composite assets are $34.3 million, which represent 7.2% of Husic's total assets under management. Eligible new portfolios are generally added to the Composite at the end of the first calendar month that the account is managed.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly. Securities are valued at fair market value. Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities. Composite performance results include the reinvestment of dividends and interest. For the historical time period from January 1, 1989 to December 31, 2001, Composite returns were calculated using a beginning market value-weighted composite return methodology which computes returns monthly by weighting each account's monthly return by its beginning market value as a percent of the total Composite beginning market value. Beginning January 1, 2002, Composite returns were calculated using an aggregate return method which combines all of the assets and cash flows of the Composite member accounts as if the composite were one portfolio. Annual returns are calculated by geometrically linking the monthly returns. Annualized returns are the geometric average of the corresponding time period's cumulative return. Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below. All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 2000 Growth Index measures the performance of the 2,000 smallest companies in the Russell 3000 Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The benchmark is provided for comparative purposes only. Index returns assume reinvestment of dividends and do not have fees deducted. It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed. For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2.0% of assets.

Husic Large Cap Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	Inception(1)
HCM Large Cap Growth Composite – Net	11.6	16.5	21.7	1.4
HCM Large Cap Growth Composite – Gross	12.2	17.4	22.6	2.1
Russell 1000® Growth Index	-0.8	6.3	10.0	-4.1

(1) Since inception: 1/1/00

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000
HCM Large Cap Growth Composite – Net	32.1	13.1	23.5	6.3	57.5	-29.9	-24.2	-20.7
HCM Large Cap Growth Composite – Gross	32.9	14.0	24.4	7.1	58.6	-29.3	-23.7	-20.3
Russell 1000® Growth Index	11.8	9.1	5.3	6.3	29.8	-27.9	-20.4	-22.4

For the three-month period ended March 31, 2008, returns were:

HCM Large Cap Growth Composite – Net	-14.0%
HCM Large Cap Growth Composite – Gross	-13.9%
Russell 1000® Growth Index	-10.2%

Sources: Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation – The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite. The Composite was created on January 1, 2000. The returns are presented for the performance periods from January 1, 2000 (inception of Composite) through March 31, 2008 and are outlined in the notes below. Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 1000® Growth Index. This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns. There is no minimum account size required to be included in the Composite. Prior to January 1, 2006, the minimum account size was $1 million. As of March 31, 2008, the Composite contains five or fewer accounts and total Composite assets are $21.2 million, which represent 4.4% of Husic's total assets under management. Eligible new portfolios are generally added to the Composite upon being fully invested in the strategy.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly. Securities are valued at fair market value. Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities. Composite performance results include the reinvestment of dividends and interest. For the historical time period from January 1, 2000 to December 31, 2001, Composite returns were calculated using a beginning market value-weighted composite return methodology which computes returns monthly by weighting each account's monthly return by its beginning market value as a percent of the total Composite beginning market value. Beginning January 1, 2002, Composite returns were calculated using an aggregate return method which combines all of the assets and cash flows of the Composite member accounts as if the composite were one portfolio. Annual returns are calculated by geometrically linking the monthly returns. Annualized returns are the geometric average of the corresponding time period's cumulative return. Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below. All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Growth Index, which measures the performance of the broad growth segment of the U.S. equity universe. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The benchmark is provided for comparative purposes only. Index returns assume reinvestment of dividends and do not have fees deducted. It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed. For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2.0% of assets.

Husic Concentrated Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	Inception(1)
HCM Concentrated Growth Composite – Net	4.5	13.5	22.6	6.6
HCM Concentrated Growth Composite – Gross	6.5	15.8	25.0	8.8
Russell 3000® Growth Index	-1.5	6.3	10.3	-1.1

(1) Since inception: 10/1/99

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000	1999(1)
HCM Concentrated Growth Composite – Net	17.0	7.5	20.7	-3.6	126.5	-22.1	-40.9	-41.8	104.9
HCM Concentrated Growth Composite – Gross	19.3	9.7	23.1	-1.5	130.1	-20.5	-39.3	-40.5	105.5
Russell 3000® Growth Index	11.4	9.5	5.2	6.9	31.0	-28.0	-19.6	-22.4	25.7

(1) Partial year: 10/1/99

For the three-month period ended March 31, 2008, returns were:

HCM Concentrated Growth Composite – Net	-5.6%
HCM Concentrated Growth Composite – Gross	-5.1%
Russell 3000® Growth Index	-10.4%

Sources: Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation – The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite. The Composite was created on January 1, 2000. The returns are presented for the performance periods from October 1, 1999 (inception of Composite) through March 31, 2008 and are outlined in the notes below. Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 3000® Growth Index. This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns. Effective April 1, 2001, the minimum account size required to be included in the Composite was changed from $1 million to $250 thousand. As of March 31, 2008, the Composite contains five or fewer accounts and total Composite assets are $3.2 million, which represent 0.67% of Husic's total assets under management. Eligible new portfolios are generally added to the Composite upon being fully invested in the strategy.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly. Securities are valued at fair market value. Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities. Composite performance results include the reinvestment of dividends and interest. For the full historical time period, Composite returns are calculated monthly by weighting each account's monthly return by its beginning market value as a percent of the total Composite beginning market value. Annual returns are calculated by geometrically linking the monthly returns. Annualized returns are the geometric average of the corresponding time period's cumulative return. Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below. All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The benchmark is provided for comparative purposes only. Index returns assume reinvestment of dividends and do not have fees deducted. It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed. For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2% of assets.